Exhibit 99.3

Use Roboto here Faraday Future Intelligent Electric Inc. First Quarter 2023 Earnings Release May 11, 2023 Exhibit 99.3

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2 Legal Disclaimers Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. These forward - looking statements, which include among other things, statements regarding the Company’s projected timeline, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Company’s Amended Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, the market performance of the Company’s Common Stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings described in this presentation and disclosed elsewhere by the Company, the result of any future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the Securities and Exchange Commission (SEC) investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S - 1 filed on May 5, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and the Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. No Offer or Solicitation This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Faraday and other companies, which are the property of their respective owners.

© 2023 FARADAY FUTURE P RO P RIE T A RY A N D C ON F ID EN T IA L 3 Table of Contents 1. Company Overview 2. Business Update 3. The FF 91 Futurist 4. Financials 5. Imagery

© 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 4 01 – Company Overview

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 5 Company Introduction Faraday Future (FF) is the pioneer of the ultimate intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra - luxury car civilization

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 6 Ultimate Intelligent TechLuxury Products — In a world of ultra luxury cars, FF stands alone as a true Ultimate Intelligent TechLuxury EV — FF is pioneering ultra spire market segment with a class - defining product — All FF products redefine ultra luxury in both the physical, comfort and digital connected realms Faraday Future — Core Pillars (1 of 2) Emotive Design — FF redefined the traditional vehicle, creating a new concept that addresses how vehicle use is changing. The FF 91 is not a sports car, an SUV or a sedan, but is something timeless that embodies our brand values and commitment to innovation — FF’s iconic Design language sparks the imagination and redefines the luxury vehicle space. The FF 91’s interior and exterior design express intelligence and functionality, enabling a best - in - class experience, and birthing a radically functional proportion

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 7 Faraday Future — Core Pillars (2 of 2) Unique Artificial Intelligence (AI) Experience — Natural Language and voice - first interface adapts to users needs — Multiple user interface displays for every seated occupant — Triple modem 5G connectivity to ensure uninterrupted, high - speed internet access — FF’s Generative AI product stack will offer the first ever generative AI capability in the automotive sector for in - vehicle usage Leading Performance — EPA rated range of 381 miles — 0 — 60mph in 2.27 seconds — Top - end hyper car drive and handling — Industry leading compute hardware and software to drive the ultimate AI experience

© 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 8 02 – Business Update

© 2023 FARADAY FUTURE P RO P RIE T A RY A N D C ON F ID EN T IA L 9 On March 29, 2023, FFIE Announced the Start of Production of the FF 91 Futurist Alliance at its FF ieFactory California FF Design to review

© 2023 FARADAY FUTURE P RO P RIE T A RY A N D C ON F ID EN T IA L 10 On April 14, 2023, Faraday Future’s First Production FF 91 Vehicle Came off the Line at its FF ieFactory California

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 11 Faraday Future’s Three - Phase Delivery Plan Allows Flexibility for our Manufacturing Operations and Helps Mitigate Production Shortfalls versus Anticipated Market Demand While Delivering the Best Product to our Users Futurist Product Officer (FPO) Co - Creation Delivery Industry Expert Futurist Product Officer (FPO) Co - Creation Delivery Full Co - Creation Delivery — In this first phase, the Industry Expert FPO(s) will get the first look and opportunity to pay in full and reserve and experience these FF 91 Futurist vehicles — The Industry Expert FPO(s) will take possession of the reserved FF 91 Futurist vehicle at the beginning of the second phase (1) — The Company expects this first phase to begin at the end of May — In this second phase, FPO(s) will pay in full for the FF 91 Futurist vehicles and will take possession of the FF 91 Futurist vehicles — In this third phase, the Company will deliver FF 91 Futurist vehicles to all spire users that pay in full for t h e FF 9 1 F u t ur is t ve h icl e s (2) (1) Phase 2 of the Three - Phase Delivery plan is contingent on receiving parts on our required timeframes and completion of requisite tests. (2) Phase 3 of the Three - Phase Delivery plan is contingent on securing the necessary financing and receiving parts on our required timeframes.

03 – The FF 91 Futurist

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 13 FF 91 Futurist — Extreme Technology, Ultimate Intelligent User Experience and a Complete Ecosystem

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 14 Significant Upgrades of Key Components — FF 91 Futurist is a Competitive TechLuxury Offering

FF 91 Futurist Experience[1]

Immersive



- NASA inspired zero gravity rear passenger seats with industry leading 60 degree recline and leg room
- FF AI supports complex voice commands for comfort, productivity, entertainment and navigation
- Advanced safety, autonomous driving[2] and parking
- Spa mode function for passenger wellness

Intuitive



- User experience is carried from seat-to-seat and vehicle-to-vehicle via the user's unique FFID[3]
- Facial recognition in each seat position configures product preferences and settings for each passenger

Connected


Welcome

- Seamless mobile 5G connectivity for vehicle controls, productivity & entertainment
- Intuitive on-screen gesture control for distraction free driving
- Driver, passenger, rear passenger displays provide a truly unique and immersive digital experience for every individual

© 2023 FARADAY FUTURE

All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Form S-1 filed with the SEC on May 05, 2023
(1) Some of the functionality may not be not available at launch
(2) FF 91 hardware at start of delivery capable of supporting L3 autonomous driving
(3) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving

PROPRIETARY AND CONFIDENTIAL
15

FF's Generative Artificial Intelligence (AI) Product Stack will Offer the First Ever Generative AI Capability in the Automotive Sector for In-vehicle Usage

- The product stack combines FF's foundational capabilities such as its industry-leading computing platform, advanced operating system, ultra-fast internet connectivity, AI and natural language processing abilities, multiple displays, with demonstrated generative AI capability to give extraordinary abilities to users
- FF is taking a significant step toward transforming the future of mobility. As users gain access to limitless possibilities, the car becomes an evolving, intelligent, and interactive companion, setting a new benchmark in automotive innovation
- The Company is excited to be at the forefront of this transformation and looks forward to sharing more information in the near future


FF is the first automotive manufacturer to integrate generative AI capabilities in a vehicle.

"We have been investing in software, AI, and human machine interaction for a long time and that places us in a unique position to utilize these advances in AI.

To use ***generative AI in a car, you need a powerful computing platform, robust operating system, internet connectivity, and suitable displays****. The* ***FF 91 has such an industry-leading computing platform, advanced operating system, ultra-high-speed internet connectivity, AI and natural language processing ability, with over 100 inches of displays****, and a Generative AI Product Stack that will empower users to gradually utilize advanced generative models for a range of personalized applications in the vehicle – from complex text and voice queries, to image and video generation, stock analysis, live translations, search, entertainment, education, ecommerce, and more.*

The possibilities are limitless*"*

Prashant Gulati
Head of Corporate Strategy at Faraday Future

© 2023 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 16

04 – Financials

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 18 Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) — Unaudited ( i Three Months Ended March 31, 2022 2023 n thousands, except share and per share data) Operating expenses $ 114,935 $ 46,160 Research and development 6,186 5,585 Sales and marketing 27,880 27,584 General and administrative — 3,698 Loss on disposal of property and equipment 149,001 83,027 Total operating expenses (149,001) (83,027) Loss from operations 1,186 94,917 Change in fair value measurements — (3,021) Loss on settlement of notes payable (3,746) (4,651) Interest expense (622) (140) Related party interest expense (915) 2,409 Other income (expense), net (153,098) 6,487 Income (loss) before income taxes — — Income tax provision $ (153,098) $ 6,487 Net income (loss) Per share information: Net income (loss) per share of Common Stock attributable to common stockholders: $ (0.48) $ 0.01 Basic (0.48) (0.07) Diluted Weighted average shares used in computing net income (loss) per share of Common Stock: 322,211,392 657,565,442 Basic 322,211,392 988,638,662 Diluted Total comprehensive income (loss): $ (153,098) $ 6,487 Net income (loss) (564) (555) Change in foreign currency translation adjustment $ (153,662) $ 5,932 Total comprehensive income (loss)

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 19 Condensed Consolidated Balance Sheets — Unaudited ( i December 31, 2022 March 31, 2023 n thousands) Assets Current assets $ 16,968 $ 31,769 Cash 1,546 1,505 Res tri c te d cash 26,804 55,405 Deposits 21,087 14,717 Other current assets 66,405 103,396 Total current assets 417,803 446,524 Property and equipment, net 19,588 18,911 Operating lease right - of - use assets 6,492 6,458 Other non - current assets $ 510,288 $ 575,289 Total assets Liabilities and stockholders’ equity Current liabilities $ 87,376 $ 76,926 Accounts payable 65,709 66,980 Accrued expenses and other current liabilities 95,130 28,521 Bridge Warrants 1,864 2,505 Accrued interest — 140 Related party accrued interest 2,538 2,609 Operating lease liabilities, current portion 1,364 1,390 Finance lease liabilities, current portion 8,406 8,643 Related party notes payable 5,097 5,159 Notes payable, current portion 267,484 192,873 Total current liabilities 6,570 6,209 Finance lease liabilities, less current portion 18,044 17,398 Operating lease liabilities, less current portion 9,429 9,758 Other liabilities 26,008 92,665 Notes payable, less current portion 327,535 318,903 Total liabilities Commitments and contingencies Stockholders’ equity 56 82 Class A Common Stock 6 6 Class B Common Stock 3,655,771 3,723,446 Additional paid - in capital 3,505 2,950 Accumulated other comprehensive gain (3,476,585) (3,470,098) Accumulated deficit 182,753 256,386 Total stockholders’ equity $ 510,288 $ 575,289 Total liabilities and stockholders’ equity

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 20 Condensed Consolidated Statements of Cash Flows – Unaudited (1 of 2) ( i Three Months Ended March 31, 2022 2023 n thousands) $ (1 5 3 , 098) Cash flows from operating activities $ 6,487 Net income / (loss) Adjustments to reconcile net loss to net cash used in operating activities 4,853 1,103 Depreciation and amortization expense 3,347 15,102 Stock - based compensation — 3,698 Loss on disposal of property and equipment (1,186) (79,462) Change in fair value measurement of related party notes payable and notes payable — (12,434) Change in fair value measurement of warrant liability — (2,764) Change in fair value measurement of earnout liability — 736 Amortization of operating lease right - of - use assets and intangible assets 894 686 Loss on foreign exchange 2,319 4,533 Non - cash interest expense — (3,021) Loss on settlement of notes payable 108 337 Other Changes in operating assets and liabilities: 6,840 (29,370) Deposits 2,095 6,368 Other current and non - current assets 5,747 (10,367) Accounts payable 14,527 (4,098) Accrued expenses and other current liabilities (882) (542) Operating lease liabilities (7,928) (197) Accrued interest expense $ (1 2 2 , 364) $ (1 0 3 , 205) Net cash used in operating activities Cash flows from investing activities $ (44,398) $ (16,873) Payments for property and equipment $ (44,398) $ (16,873) Net cash used in investing activities Cash flows from financing activities — 131,800 Proceeds from notes payable, net of original issuance discount — 4,079 Proceeds from exercise of warrants (87,065) (6) Payments of notes payable — (1,139) Settlement of notes payable transaction costs (466) (335) Payments of finance lease obligations 1,855 44 Proceeds from exercise of stock options $ (85,676) $ 134,443 Net cash (used in) provided by financing activities (653) 395 Effect of exchange rate changes on cash and restricted cash $ (253,091) $ 14,760 Net (decrease) increase in cash and restricted cash 530,477 18,514 Cash and restricted cash, beginning of period 277,386 33,274 Cash and restricted cash, end of period

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 21 Condensed Consolidated Statements of Cash Flows – Unaudited (2 of 2) ( i Three Months Ended March 31, 2022 2023 n thousands) $ 276,374 $ 31,769 Cash 1,012 1,505 Res tri c te d cash $ 277,386 $ 33,274 Total cash and restricted cash, end of period Supplemental disclosure of cash flow information $ 10,040 $ 324 Cash paid for interest Supplemental disclosure of noncash investing and financing activities $ 1,881 $ 17,249 Additions of property and equipment included in accounts payable and accrued expenses — 66,609 Issuance of Warrants — 8,977 Reclassification of liability for insufficient authorized shares related to stock options and RSUs — 5,014 Reclassification of earnout shares liability to equity as part of authorized share increase — 46,296 Conversion of notes payable and accrued interest into Class A Common Stock 41,000 Issuance of convertible notes pursuant to the Exchange Agreement — 6,811 Change in classification of warrants from Additional paid - in capital to liability pursuant to the Warrant Exchange 8,206 — Recognition of operating right of use assets and lease liabilities upon adoption of ASC 842 and for new leases entered into in 2022

Additional Financing Commitments is Expected to Provide Sufficient Funding to Reach the Anticipated Start of Phase 2 of the Three Phase Delivery Plan by the End of June 2023

Capital Markets



- On February 05, 2023, FFIE announced $135.0 million financing commitments under the SPA (of which the Company has received $120.0 million) [(1)]
  - Investors in Tranche A of the SPA have funded optional notes of an aggregate amount of $38 million
- On May 09, 2023, FFIE announced an additional $100.0 million financing commitments through unsecured convertible notes[(1)] with a portion funded earlier as a show of support
- Additional flexibility with equity line of credit (ELOC) of up to $350.0 million[(1)], $35.0 million financing commitments in the secured convertible notes[(1)] and optional convertible notes[(2)] in an aggregate amount of ~$242.0 million
- On May 02, 2023, FFIE received an additional 180-days extension from NASDAQ to meet NASDAQ minimum bid price requirement

Finance and Cost Control



- Implemented cost-cutting initiatives that has allowed the Company to focus on core budget items that are essential to delivering the FF 91 Futurist
- Developing business and system processes and implementing internal control to strengthen corporate governance
- We reiterate our goal to create a profitable business with operating cash flow breakeven in 2025

SEC Filings



- SEC filings up to date
- Registrations statements for a portion of financings are on file (effective and pending)
- A substantial portion (55.6%) of operating expenses was allocated to Research and Development, emphasizing Company's commitment to creating industry leading products and technologies

(1) Financing under Secured Convertible Notes, Unsecured Convertible Notes and Equity Line of Credit are subject to certain closing conditions and, as applicable, limitations of enforceability. Such closing conditions, as applicable, include, among others, an effective registration statement with respect to the underlying shares, sufficient authorized, unissued and uncommitted Class A shares of common stock, and the Company meeting certain delivery milestones

(2) Investors in the $135 million Secured Convertible Notes have the option to invest additional funding of up to 50.0% of the initial principal amount of Tranche C (an additional $67.5 million); Investors in Tranche A of the Securities Purchase Agreement have the option to subscribe for Tranche B Notes in an amount not to exceed 100.0% of the initial principal amount of the Tranche A Notes (an additional $74.0 million); The Company may receive up to 100.0% of committed financing (an additional $100.0 million) under the Unsecured Convertible Notes at the discretion of the investors. Also assumes investors fund as per the funding schedule

© 2023 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL
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© 2023 F A RA D A Y F U T U RE P RO P RIE T A RY A N D C ON F ID EN T IA L 23 05 – Imagery

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 24

© 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 25

26 Alternate outro image Thank you R e s e r ve y ou rs to d ay — htt p s://w w w .ff. c o m /us/pr eo r de r/